SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 21, 1999



THE KELLER MANUFACTURING COMPANY, INC.
(Exact name of registrant as specified in its charter)



INDIANA                           000-25939                  35-0435090
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation)                                               Identification No.)


701 N. WATER STREET
CORYDON, INDIANA                                             47112
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (812) 738-2222

Item 5.  Other Events.

     On December 21, 1999, The Keller Manufacturing Company, Inc. issued a press release announcing that Steven W. Robertson has been named the company's new President and Chief Executive Officer, effective January 1, 2000, replacing Robert W. Byrd who will remain as Chairman of the Board. A copy of the press release is attached hereto as Exhibit 20.01.


Item 7.  Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits

        20.01 Press Release issued on December 21, 1999, by The Keller Manufacturing Company, Inc. announcing that Steven W. Robertson has been named the company's new President and Chief Executive Officer, effective January 1, 2000, replacing Robert W. Byrd who will remain as Chairman of the Board.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  The Keller Manufacturing Company, Inc.
                                              (Registrant)


Date: December 29, 1999           /s/ Steven W. Robertson
                                  --------------------------------------------
                                                 (Signature)


                                  Senior Vice President of Sales and Marketing
                                  --------------------------------------------
                                                  (Title)

EXHIBIT INDEX
Number Assigned
 In Regulation
 S-K Item 601                       Description of Exhibit
---------------                     ----------------------

      (20)        20.01  Press  Release  issued on  December  21,  1999,  by The
                         Keller Manufacturing Company, Inc. announcing that Steven W. Robertson has been named the company's new President and Chief Executive Officer, effective January 1, 2000, replacing Robert W. Byrd who will remain as Chairman of the Board.